Exhibit 99.1

NEW FRONTIER CORPORATION

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet	F-3
Notes to Balance Sheet	F-4

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statement

We have audited the accompanying balance sheet of New Frontier Corporation (the “Company”) as of July 3, 2018, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 3, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2018.

Whippany, New Jersey
July 10, 2018

NEW FRONTIER CORPORATION

BALANCE SHEET
July 3, 2018

Assets
Current assets:
Cash	$3,474,220
Prepaid expenses and other current assets	151,217
Total current assets	3,625,437
Cash held in Trust Account	287,500,000
Total assets	$291,125,437

Liabilities and Shareholders' Equity
Current liabilities:
Accrued expenses	$138,578
Accounts payable	836,552
Total current liabilities	975,130
Deferred underwriting commissions	6,912,500
Total liabilities	7,887,630

Commitments
Class A ordinary shares, $0.0001 par value; 27,823,780 shares subject to possible redemption at $10.00 per share	278,237,800

Shareholders' Equity:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 180,000,000 shares authorized; 926,220 issued and outstanding (excluding 27,823,780 shares subject to possible redemption)	93
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 11,712,500 shares issued and outstanding	1,171
Additional paid-in capital	5,018,616
Accumulated deficit	(19,873)
Total shareholders' equity	5,000,007
Total Liabilities and Shareholders' Equity	$291,125,437

The accompanying notes are an integral part of this financial statement.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

1. Organization and Business Operations

Incorporation

New Frontier Corporation (the “Company”) was incorporated as a Cayman Islands exempted company on March 28, 2018. The functional currency of the Company is the United States dollar.

Sponsor

The Company’s sponsor is New Frontier Public Holding Ltd., a Cayman Islands exempted company (the “Sponsor”). New Frontier Capital II Limited is the member of the Sponsor.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more operating businesses that it has not yet selected (a “Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its initial public offering of Units (as defined below) (the “Initial Public Offering”), although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward completing a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully complete a Business Combination.

As of July 3, 2018, the Company had not commenced any operations. All activity for the period from March 28, 2018 (date of inception) through July 3, 2018 relates to the Company’s formation and the Initial Public Offering. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering.

Financing

The registration statement for the Company’s Initial Public Offering was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 27, 2018. On July 3, 2018, the Company consummated its Initial Public Offering of 28,750,000 units (each, a “Unit” and collectively, the “Units”), including 3,750,000 Units issued pursuant to the exercise in full of the underwriters’ over-allotment option, at $10.00 per Unit, generating gross proceeds of $287.5 million, and incurring offering costs of approximately $12.0 million, inclusive of $6.9125 million in deferred underwriting commissions (Note 3). The Company intends to finance its initial Business Combination with the proceeds from the Initial Public Offering and a $7.75 million private placement of warrants (the “Private Placement”) (Note 4). Upon the closing of the Initial Public Offering and the Private Placement, $287.5 million was held in a trust account (the “Trust Account”) (discussed below). At July 3, 2018, the Company had approximately $3.5 million in cash held outside of the Trust Account.

Trust Account

Upon the closing of the Initial Public Offering and Private Placement, $287.5 million ($10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement was placed in a segregated trust account located in London at Citibank, maintained by Continental Stock Transfer & Trust Company, acting as trustee (“Trust Account”). The proceeds held in the Trust Account will be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

The Company’s amended and restated memorandum and articles of association provide that, other than the withdrawal of interest earned on the funds that may be released to the Company to pay income taxes, if any, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of 100% of the Class A ordinary shares included in the Units being sold in the Initial Public Offering (the “public shares”) if the Company is unable to complete a Business Combination within 24 months from the closing of the Initial Public Offering; or (iii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the Business Combination within 24 months from the closing of the Initial Public Offering.

Initial Business Combination

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek shareholder approval of the Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, or (ii) provide the holders of the public shares, “public shareholders,” with the opportunity to redeem their public shares by means of a tender offer for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes. If the Company seeks shareholder approval, it will complete its Business Combination only if a majority of the outstanding ordinary shares voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a shareholder vote in connection with a Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account but not previously released to the Company to pay income taxes. As a result, such ordinary shares will be recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with FASB, ASC 480, “Distinguishing Liabilities from Equity.”

The Company will only have 24 months from the closing of the Initial Public Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it will (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholder’s rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s amended and restated memorandum and articles of association provide that, in the event it commences a liquidation and all public shares have been redeemed, all Founder Shares (as defined below) not held by the Sponsor shall be surrendered to the company for no consideration, such that only the Founder Shares held by the Sponsor share in any assets in liquidation.

The Sponsor and certain accredited investors have entered into forward purchase agreements (“Forward Purchase Agreements”) with the Company (the “anchor investors” and collectively with the Sponsor, the “initial shareholders”) pursuant to which they have agreed to (i) waive their redemption rights with respect to their Founder Shares and, with respect to the initial shareholders other than the anchor investors, public shares in connection with the completion of the Company’s initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and, with respect to the initial shareholders other than the anchor investors, public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it has not consummated an initial Business Combination within 24 months from the closing of the Initial Public Offering and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete its initial Business Combination within 24 months from the closing of the Initial Public Offering (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial Business Combination within the prescribed time frame).

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet primarily due to their short-term nature.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1. Offering costs of consisted principally of costs incurred through the balance sheet date that are related to the Initial Public Offering and that was charged to capital upon completion of the Initial Public Offering.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at July 3, 2018, 27,823,780 Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company complies with the accounting and reporting requirements of Financial Accounting Standards Board Accounting Standard Codification, or FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

There were no unrecognized tax benefits as of July 3, 2018. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction.  The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at July 3, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

3. Initial Public Offering

Public Units

On July 3, 2018, the Company sold 28,750,000 Units at a price of $10.00 per Unit, including 3,750,000 Units issued pursuant to the exercise in full of the underwriters’ over-allotment option. Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share, and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share. Each Public Warrant will become exercisable on the later of 30 days after the completion of the initial Business Combination or 12 months from the closing of the Initial Public Offering. However, if the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. If the Company is unable to deliver registered ordinary shares to the holder upon exercise of Public Warrants during the exercise period, there will be no net cash settlement of these Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement governing the Company’s warrants.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

The Company paid an underwriting discount at the closing of the Initial Public Offering of $3.95 million. An additional fee of $6.9125 million was deferred and will become payable upon the Company’s completion of an initial Business Combination. The deferred portion of the discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination.

Antony Leung and Carl Wu, the Company’s Chairman and Chief Executive Officer, purchased an aggregate of 900,000 Units in the Initial Public Offering and certain other investors identified by Mr. Leung and Mr. Wu purchased 8.1 million Units in the Initial Public Offering. The underwriters did not and will not receive any underwriting discounts or commissions on the 9 million units purchased by such parties, including those purchased by Mr. Leung and Mr. Wu.

4. Related Party Transactions

Founder Shares

On April 19, 2018, the Sponsor received 10,750,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), in exchange for a capital contribution of $25,000, which was reflected on the register of members of the Company on May 29, 2018.

Up to 5,000,000 Class B ordinary shares were subject to forfeiture by the Sponsor and anchor investors ratably to the extent the aggregate amount committed to be purchased pursuant to the forward purchase agreements would be less than $200,000,000.

On June 12, 2018, the Sponsor forfeited 475,000 Founder Shares for no consideration in connection with the forward purchase agreements totaling $181,000,000 rather than $200,000,000. On June 18, 2018 and June 27, 2018, the Company effected two share capitalizations resulting in a total of 11,137,500 and 11,712,500 Class B ordinary shares outstanding, of which the Sponsor and the anchor investors hold an aggregate of 9,450,000 and 2,262,500 shares, respectively as of June 27, 2018. All share amounts have been retroactively restated to reflect the share capitalizations.

The Founder Shares are identical to the public shares except that (i) only holders of the Founder Shares will have the right to elect directors in any election held prior to or in connection with the completion of the initial Business Combination, (ii) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, (iii) the Founder Shares are automatically convertible into Class A ordinary shares at the time of the initial Business Combination on a one-for-one basis, subject to adjustment and (iv) the holders of the Founder Shares are entitled to registration rights.

If the underwriters did not exercise their over-allotment option in full, the Sponsor would have forfeited up to 937,500 Founder Shares for no consideration. On July 3, 2018, the underwriters exercised the over-allotment option in full; thus, these shares were no longer subject to forfeiture.

The Sponsor, Antony Leung and Carl Wu have agreed not to transfer, assign or sell any of its or his Founder Shares and any Class A ordinary shares issued upon conversion thereof until the earlier of   (a) one year after the completion of the initial Business Combination with respect to 50% of its or his Founder Shares and any Class A ordinary shares issued upon conversion thereof, (b) two years after the completion of the initial Business Combination with respect to the remaining 50% of its or his Founder Shares and any Class A ordinary shares issued upon conversion thereof, and (c) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. The anchor investors and the members of the Company’s management team (other than Antony Leung and Carl Wu) have agreed to not transfer, assign or sell any of their Founder Shares and any Class A ordinary shares issued upon conversion thereof until the earlier of   (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, if   (x) the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

Private Placement Warrants

Concurrently with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 7,750,000 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share (the “Private Placement Warrants”), at a price of $1.00 per warrant ($7,750,000 in the aggregate). The purchase price of the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in this offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants will expire worthless.

Forward Purchase Agreement

Effective June 4, 2018, the Company entered into Forward Purchase Agreements with the anchor investors, pursuant to which the anchor investors agreed to purchase an aggregate of 18,100,000 Class A ordinary shares plus 4,525,000 redeemable warrants for an aggregate purchase price of $181 million in a private placement to close concurrently with the closing of the initial Business Combination. The forward purchase warrants will have the same terms as the Public Warrants sold in the Initial Public Offering. The Sponsor transferred 2,262,500 Founder Shares to the anchor investors on June 19, 2018 as an inducement to enter into the Forward Purchase Agreements for no cash consideration. The Company entered into an additional Forward Purchase Agreement as of June 29, 2018, with an accredited investor providing for the purchase of 900,000 Class A ordinary shares, plus 225,000 forward purchase warrants, for an aggregate purchase price of $9.0 million, or $10.00 per Class A ordinary share, in a private placement to close concurrently with the closing of the initial Business Combination. As an inducement to such accredited investor to enter into the Forward Purchase Agreement, the Company will issue an aggregate of 112,500 Class B ordinary shares to the accredited investor for nominal cash consideration upon the completion of the initial Business Combination. The obligations under the Forward Purchase Agreements do not depend on whether any public shareholders redeem their shares and provide the Company with a minimum funding level for the initial Business Combination.

Registration Rights

Pursuant to a registration rights agreement to be entered into concurrently with the closing of the Initial Public Offering, the holders of the Private Placement Warrants, the warrants that may be issued upon conversion of the working capital loans, and the Founder Shares will be entitled to registration rights with respect to such warrants and the Class A ordinary shares underlying such warrants and Founder Shares. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the lock-up period applicable to the securities to be covered by such registration statement.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

Pursuant to the Forward Purchase Agreements, the Company agreed to use reasonable best efforts (i) to file within 30 days after the closing of the initial Business Combination (and, with respect to clause (ii) below, within 30 days following announcement of the results of the shareholder vote relating to the initial Business Combination or the results of the offer to shareholders to redeem their Class A ordinary shares in connection with the initial Business Combination (whichever is later), or the “disclosure date”) a registration statement with the SEC for a secondary offering of  (A) the forward purchase securities and Class A ordinary shares underlying the forward purchase warrants and the anchor investors’ Founder Shares, and (B) any other Class A ordinary shares or warrants acquired by the anchor investors any time after the Company completes its initial Business Combination, (ii) to cause such registration statement to be declared effective promptly thereafter, but in no event later than 60 days after the closing of the initial Business Combination or the disclosure date, as the case may be and (iii) to maintain the effectiveness of such registration statement until the earliest of   (A) the date on which the anchor investor ceases to hold the securities covered thereby and (B) the date all of the securities covered thereby can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act, subject to certain conditions and limitations set forth in the Forward Purchase Agreements. The Company will bear the cost of registering these securities.

Sponsor Loans

The Sponsor agreed to loan the Company an aggregate of $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of December 31, 2018 or the completion of the Initial Public Offering. The Company borrowed an aggregate of $246,404 under the Note and repaid this amount on July 3, 2018.

Administrative Services Agreement

The Company has agreed to pay $10,000 per month to an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of the Company’s management team. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying such monthly fees.

Working Capital Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor may, but is not obligated to, loan the Company funds as may be required. If the Company completes its initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the Company’s initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $2,000,000 of such loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

5. Shareholders’ Equity

Class A Ordinary Shares — The Company is authorized to issue 180,000,000 Class A ordinary shares with a par value of $0.0001 per share. At July 3, 2018, there were 28,750,000 Class A ordinary shares issued or outstanding, including 27,823,780 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each share. On June 12, 2018, the Sponsor forfeited 475,000 Founder Shares for no consideration as a result of the forward purchase agreements totaling $181,000,000 rather than $200,000,000. On June 18, 2018 and June 27, 2018, the Company effected two share capitalizations resulting in a total of 11,137,500 and 11,712,500 Class B ordinary shares outstanding, respectively. Of these, the Sponsor and the anchor investors hold an aggregate of 9,450,000 and 2,262,500 shares, respectively, as of June 27, 2018. All share amounts have been retroactively restated to reflect the share capitalization. At July 3, 2018, there were 11,712,500 Class B ordinary shares issued and outstanding.

NEW FRONTIER CORPORATION

NOTES TO BALANCE SHEET

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. At July 3, 2018, there are no preference shares issued or outstanding.

Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 30 business days, after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the Public Warrants is not effective by the sixtieth (60th) day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Private Placement Warrants are identical to the Public Warrants included in the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the initial purchasers or such purchasers’ permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may call the Public Warrants for redemption:

•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon a minimum of 30 days’ prior written notice of redemption; and
•	if, and only if, the last reported closing price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of Class A ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrant shares. If the Company is unable to complete a Business Combination within the prescribed period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

6. Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to July 10, 2018, the date that the financial statement was available to be issued.